DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------

Average Annual Compounded Rate of Return:

              n
         P(1+T)=ERV

 ONE
 YEAR
------
          1
   $1000(1-T)=$1,064.90


T=   6.49%



 THREE
 YEARS
-------
          3
   $1000(1-T)=$1,124.22


T=   3.98%


 FIVE
 YEARS
-------
          5
   $1000(1-T)=$1,377.76


T=   6.62%


LIFE OF
  FUND
-------
          9.600000
   $1000(1-T)=$1,908.72


T=   6.97%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------

Average Annual Compounded Rate of Return:

              n
         P(1+T)=ERV

 ONE
 YEAR
------
          1
   $1000(1-T)=$1,032.59


T=   3.26%



 THREE
 YEARS
-------
          3
   $1000(1-T)=$1,090.61


T=   2.93%


 FIVE
 YEARS
-------
          5
   $1000(1-T)=$1,336.18


T=   5.97%


LIFE OF
  FUND
-------
          9.600000
   $1000(1-T)=$1,851.48


T=   6.63%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.34
Initial Shares                         107.066

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      107.066      $0.182        2.152    109.218
----------- ----------- ----------- ----------- -----------


Ending Shares                          109.218
Ending NAV                               $9.13
                                    -----------
Investment Return                      $997.16





Total Return Performance
-------------
Investment Return                      $997.16
Less Initial Investment              $1,000.00
                                    -----------
                                        ($2.84) / $1,000.00 x 100



Total Return:                           -0.28%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.27
Initial Shares                         107.875

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      107.875      $0.367        4.428    112.303
----------- ----------- ----------- ----------- -----------


Ending Shares                          112.303
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,025.33





Total Return Performance
-------------
Investment Return                    $1,025.33
Less Initial Investment              $1,000.00
                                    -----------
                                        $25.33 / $1,000.00 x 100



Total Return:                            2.53%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
NINE MONTHS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.46
Initial Shares                         105.708

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      105.708      $0.546        6.533    112.241
----------- ----------- ----------- ----------- -----------


Ending Shares                          112.241
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,024.76





Total Return Performance
-------------
Investment Return                    $1,024.76
Less Initial Investment              $1,000.00
                                    -----------
                                         $24.76 / $1,000.00 x 100



Total Return:                            2.48%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
ONE YEAR
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.56
Initial Shares                         104.603

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      104.603      $0.714        8.496    113.099
----------- ----------- ----------- ----------- -----------


Ending Shares                          113.099
Ending NAV                        x      $9.13
                                    -----------
Investment Return                    $1,032.59





Total Return Performance
-------------
Investment Return                    $1,032.59
Less Initial Investment              $1,000.00
                                    -----------
                                        $32.59 / $1,000.00 x 100



Total Return:                             3.26%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
THREE YEARS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                         $10.38
Initial Shares                          96.339

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1993       96.339      $0.702        6.926    103.265
----------- ----------- ----------- ----------- -----------
    1994      103.265      $0.659        7.214    110.479
----------- ----------- ----------- ----------- -----------
    1995      110.479      $0.714        8.974    119.453
----------- ----------- ----------- ----------- -----------




Ending Shares                          119.453
Ending NAV                        X      $9.13
                                    -----------
Investment Return                    $1,090.61





Total Return Performance
-------------
Investment Return                    $1,090.61
Less Initial Investment              $1,000.00
                                    -----------
                                       $90.61 / $1,000.00 X 100



Total Return:                           9.06%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
FIVE YEARS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.94
Initial Shares                         100.604

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1991      100.604      $0.872        8.633    109.237
----------- ----------- ----------- ----------- -----------
    1992      109.237      $0.777        8.791    118.028
----------- ----------- ----------- ----------- -----------
    1993      118.028      $0.702        8.487    126.515
----------- ----------- ----------- ----------- -----------
    1994      126.515      $0.659        8.839    135.354
----------- ----------- ----------- ----------- -----------
    1995      135.354      $0.714       10.997    146.351
----------- ----------- ----------- ----------- -----------


Ending Shares                          146.351
Ending NAV                        x      $9.13
                                    -----------
Investment Return                    $1,336.18





-------------
Investment Return                    $1,336.18
Less Initial Investment              $1,000.00
                                    -----------
                                      $336.18 / $1,000.00 x 100



Total Return:                          33.62%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                         $10.31
Initial Shares                          96.993

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1986       96.993      $0.438        4.304    101.297
----------- ----------- ----------- ----------- -----------
    1987      101.297      $0.728        7.636    108.933
----------- ----------- ----------- ----------- -----------
    1988      108.933      $0.710        8.137    117.070
----------- ----------- ----------- ----------- -----------
    1989      117.070      $0.795        9.950    127.020
----------- ----------- ----------- ----------- -----------
    1990      127.020      $0.836       11.425    138.445
----------- ----------- ----------- ----------- -----------
    1991      138.445      $0.872       12.921    151.366
----------- ----------- ----------- ----------- -----------
    1992      151.366      $0.777       12.181    163.547
----------- ----------- ----------- ----------- -----------
    1993      163.547      $0.702       11.762    175.309
----------- ----------- ----------- ----------- -----------
    1994      175.309      $0.659       12.247    187.556
----------- ----------- ----------- ----------- -----------
    1995      185.556      $0.714       15.235    202.791
----------- ----------- ----------- ----------- -----------



Ending Shares                          202.791
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,851.48





Total Return Performance
-------------
Investment Return                    $1,851.48
Less Initial Investment              $1,000.00
                                    -----------
                                       $851.48 / $1,000.00 x 100



Total Return:                           85.15%

DELAWARE GROUP LIMITED TERM GOVERNMENT INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------

Average Annual Compounded Rate of Return:

              n
         P(1 / T)=ERV

 ONE
 YEAR
------
          1
   $1000(1-T)=$1,066.46


T =   6.65%



 THREE
 YEARS
-------
          3
   $1000(1-T)=$1,129.02


T =   4.13%


 FIVE
 YEARS
-------
          5
   $1000(1-T)=$1,387.94


T =   6.78%


LIFE OF
  FUND
-------
          9.600000
   $1000(1-T)=$1,929.26


T =   7.08%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
-----------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $9.06
Initial Shares                        110.375

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      110.375      $0.185        2.259    112.634
----------- ----------- ----------- ----------- -----------


Ending Shares                          112.634
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,028.35





Total Return Performance
-------------
Investment Return                    $1,028.35
Less Initial Investment              $1,000.00
                                    -----------
                                        $28.35 / $1,000.00 X 100



Total Return:                            2.84%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
------------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $8.99
Initial Shares                        111.235

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      111.235      $0.373        4.649    115.884
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.884
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,058.02





Total Return Performance
-------------
Investment Return                    $1,058.02
Less Initial Investment              $1,000.00
                                    -----------
                                        $58.02 / $1,000.00 X 100



Total Return:                            5.80%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.18
Initial Shares                         108.932

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995       108.932     $0.555        6.858    115.790
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.790
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,057.16





Total Return Performance
-------------
Investment Return                    $1,057.16
Less Initial Investment              $1,000.00
                                    -----------
                                       $57.16 / $1,000.00 X 100



Total Return:                           5.72%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
ONE YEAR
------------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $9.27
Initial Shares                        107.875

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      107.875      $0.727       8.933     116.808
----------- ----------- ----------- ----------- -----------


Ending Shares                         116.808
Ending NAV                        x     $9.13
                                    -----------
Investment Return                   $1,066.46





Total Return Performance
-------------
Investment Return                   $1,066.46
Less Initial Investment             $1,000.00
                                    -----------
                                       $66.46 / $1,000.00 x 100



Total Return:                          6.65%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE YEARS
---------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                         $10.07
Initial Shares                          99.305

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
   1993        99.305      $0.716        7.287    106.592
----------- ----------- ----------- ----------- -----------
   1994       106.592      $0.673        7.610    114.202
----------- ----------- ----------- ----------- -----------
   1995       114.202      $0.727        9.458    123.660
----------- ----------- ----------- ----------- -----------




Ending Shares                          123.660
Ending NAV                         x     $9.13
                                    -----------
Investment Return                    $1,129.02





Total Return Performance
-------------
Investment Return                    $1,129.02
Less Initial Investment              $1,000.00
                                    -----------
                                      $129.02 / $1,000.00 x 100



Total Return:                          12.90%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
FIVE YEARS
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.64
Initial Shares                         103.734

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1991      103.734     $0.889         9.089    112.823
----------- ----------- ----------- ----------- -----------
    1992      112.823     $0.791         9.258    122.081
----------- ----------- ----------- ----------- -----------
    1993      122.081     $0.716         8.956    131.037
----------- ----------- ----------- ----------- -----------
    1994      131.037     $0.673         9.357    140.394
----------- ----------- ----------- ----------- -----------
    1995      140.394     $0.727        11.626    152.020
----------- ----------- ----------- ----------- -----------


Ending Shares                          152.020
Ending NAV                        X      $9.13
                                    -----------
Investment Return                    $1,387.94





-------------
Investment Return                    $1,387.94
Less Initial Investment              $1,000.00
                                    -----------
                                       $387.94 / $1,000.00 X 100



Total Return:                          38.79%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                         $10.00
Initial Shares                         100.000

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1986      100.000      $0.438       12.364     104.436
----------- ----------- ----------- ----------- -----------
    1987      104.436      $0.728       12.364     112.305
----------- ----------- ----------- ----------- -----------
    1988      112.305      $0.713       12.364     120.733
----------- ----------- ----------- ----------- -----------
    1989      120.733      $0.809       12.364     131.176
----------- ----------- ----------- ----------- -----------
    1990      131.176      $0.850       12.364     143.188
----------- ----------- ----------- ----------- -----------
    1991      143.188      $0.889       12.364     156.825
----------- ----------- ----------- ----------- -----------
    1992      156.825      $0.791       12.364     169.693
----------- ----------- ----------- ----------- -----------
    1993      169.693      $0.716       12.364     182.144
----------- ----------- ----------- ----------- -----------
    1994      182.144      $0.673       12.364     195.151
----------- ----------- ----------- ----------- -----------
    1995      195.151      $0.727       12.364     211.310
----------- ----------- ----------- ----------- -----------


Ending Shares                          211.310
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,929.26





Total Return Performance
-------------
Investment Return                    $1,929.26
Less Initial Investment              $1,000.00
                                    -----------
                                       $929.26 / $1,000.00 x 100



Total Return:                         92.93%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------

Average Annual Compounded Rate of Return:

              n
         P(1 / T)=ERV

 ONE
 YEAR
------
          1
   $1000(1 - T)=$1,055.89


T =   5.59%




LIFE OF
  FUND
-------
          1.16438356
   $1000(1 - T)=$1,048.16


T =   4.12%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
---------------------------------------------

Average Annual Compounded Rate of Return:

              n
         P(1 / T)=ERV

 ONE
 YEAR
------
          1
   $1000(1 - T)=$1,036.20


T =   3.62%




LIFE OF
  FUND
-------
          1.16438356
   $1000(1 - T)=$1,028.80


T =   2.47%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.06
Initial Shares                         110.375

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      110.375      $0.162        1.980    112.355
----------- ----------- ----------- ----------- -----------


Ending Shares                          112.355
Ending NAV                         x     $9.13
                                    -----------
                                     $1,025.80
Less CDSC                               $20.00
                                    -----------
Investment Return                    $1,005.80



Total Return Performance
-------------
Investment Return                    $1,005.80
Less Initial Investment              $1,000.00
                                    -----------
                                         $5.80 / $1,000.00 x 100



Total Return:                            0.58%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.06
Initial Shares                         110.375

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      110.375      $0.162        1.980    112.355
----------- ----------- ----------- ----------- -----------


Ending Shares                          112.355
Ending NAV                        x      $9.13
                                    -----------
Investment Return                    $1,025.80




Total Return Performance
-------------
Investment Return                    $1,025.80
Less Initial Investment              $1,000.00
                                    -----------
                                        $25.80 / $1,000.00 x 100


Total Return:                             2.58%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $8.99
Initial Shares                         111.235

  Fiscal     Beginning  Dividends   Reinvested  Cumulative
   Year       Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
   1995       111.235      $0.328       4.081     115.316
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.316
Ending NAV                         x     $9.13
                                    -----------
                                     $1,052.84
Less CDSC                               $20.00
                                    -----------
Investment Return                    $1,032.84


Total Return Performance
-------------
Investment Return                     $1,032.84
Less Initial Investment               $1,000.00
                                    -----------
                                         $32.84 / $1,000.00 x 100



Total Return:                             3.28%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $8.99
Initial Shares                         111.235
   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995       111.235     $0.328        4.081    115.316
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.316
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,052.84




Total Return Performance
-------------
Investment Return                    $1,052.84
Less Initial Investment              $1,000.00
                                    -----------
                                        $52.84 / $1,000.00 x 100



Total Return:                           5.28%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.18
Initial Shares                         108.932

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      108.932      $0.488        6.000    114.932
----------- ----------- ----------- ----------- -----------


Ending Shares                          114.932
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,049.33





Total Return Performance
-------------
Investment Return                    $1,049.33
Less Initial Investment              $1,000.00
                                    -----------
                                        $49.33 / $1,000.00 X 100



Total Return:                            4.93%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.18
Initial Shares                         108.932

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      108.932      $0.488        6.000    114.932
----------- ----------- ----------- ----------- -----------


Ending Shares                          114.932
Ending NAV                               $9.13
                                    -----------
                                     $1,049.33
Less CDSC                               $19.89
                                    -----------
Investment Return                    $1,029.44




Total Return Performance
-------------
Investment Return                    $1,029.44
Less Initial Investment              $1,000.00
                                    -----------
                                        $29.44 / $1,000.00 x 100



Total Return:                            2.94%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.27
Initial Shares                         107.875

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period     Shares     Shares
----------- ----------- ----------- ----------- -----------
    1995      107.875      $0.636        7.776    115.651
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.651
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,055.89





Total Return Performance
-------------
Investment Return                    $1,055.89
Less Initial Investment              $1,000.00
                                    -----------
                                        $55.89 / $1,000.00 x 100



Total Return:                            5.59%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.43
Initial Shares                         106.045

   Fiscal    Beginning  Dividends   Reinvested  Cumulative
    Year      Shares    for Period     Shares     Shares
----------- ----------- ----------- ----------- -----------
    1994      106.045      $0.091        1.040    107.085
----------- ----------- ----------- ----------- -----------
    1995      107.085      $0.636        7.719    114.804
----------- ----------- ----------- ----------- -----------


Ending Shares                          114.804
Ending NAV                               $9.13
                                    -----------
Investment Return                    $1,048.16



Total Return Performance
-------------
Investment Return                    $1,048.16
Less Initial Investment              $1,000.00
                                    -----------
                                        $48.16 / $1,000.00 x 100


Total Return:                            4.82%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.43
Initial Shares                         106.045

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1994      106.045      $0.091        1.040    107.085
----------- ----------- ----------- ----------- -----------
    1995      107.085      $0.636        7.719    114.804
----------- ----------- ----------- ----------- -----------



Ending Shares                          114.804
Ending NAV                               $9.13
                                    -----------
                                     $1,048.16
Less CDSC                               $19.36
                                    -----------
Investment Return                    $1,028.80



Total Return Performance
-------------
Investment Return                    $1,028.80
Less Initial Investment              $1,000.00
                                    -----------
                                        $28.80 / $1,000.00 x 100



Total Return:                            2.88%

DELAWARE GROUP LIMITED TERM GOVERNMENT FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-----------------------------------------------------------

Initial Investment                   $1,000.00
Beginning OFFER                          $9.27
Initial Shares                         107.875

   Fiscal     Beginning   Dividends  Reinvested  Cumulative
    Year       Shares   for Period    Shares      Shares
----------- ----------- ----------- ----------- -----------
    1995      107.875      $0.636        7.776    115.651
----------- ----------- ----------- ----------- -----------


Ending Shares                          115.651
Ending NAV                         X     $9.13
                                    -----------
                                     $1,055.89
Less CDSC                               $19.69
                                    -----------
Investment Return                    $1,036.20





Total Return Performance
-------------
Investment Return                    $1,036.20
Less Initial Investment              $1,000.00
                                    -----------
                                        $36.20 / $1,000.00 x 100



Total Return:                            3.62%

                                                                      Exhibit 16
                             Delaware Limited Term Government Fund Institutional
                               Yield Quotation for the Month Ended July 31, 1995





Interest Earned                                     $227,179.41

Expense Accrued                                      $25,672.98

Net Income                                          $201,506.43

Average Share Outstanding                         4,072,751.699

Maximum Offering Price
July 31, 1995                                             $9.09

Yield                                                     6.62%




Limited Term Government Fund Institutional:                   2 [(227,179 - 25,673    1) 6 -1]  6.62%
                                                                [(4,072,752 X 9.09     )     ]

                                       Delaware Limited Term Government Fund B
                               Yield Quotation for the Month Ended July 31, 1995





Interest Earned                     $67,893.19

Expense Accrued                     $17,098.91

Net Income                          $50,794.28

Average Share Outstanding        1,217,153.004

Maximum Offering Price
July 31, 1995                            $9.09

Yield                                    5.57%




Limited Term Government Fund B:               2 [(67,893 - 17,099    1) 6 - 1] 5.57%
                                                [(1,217,153 X 9.09    )      ]

Interest Earned                  $4,493,983.34

Expense Accrued                    $599,052.01

Net Income                       $3,894,931.33

Average Share Outstanding       80,565,744.457

Maximum Offering Price
July 31, 1995                            $9.37

Yield                                    6.27%




Limited Term Government Fund A:              2 [(4,493,983 - 599,052    1) 6 - 1] 6.27%
                                               [(80,565,744 X 9.37       )      ]